Principal Funds, Inc.
Supplement dated August 5, 2019
to the Statutory Prospectus dated March 1, 2019 (as previously supplemented)
and to the Summary Prospectus dated July 12, 2019

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INCOME FUND
Under Principal Investment Strategies, delete the second paragraph, which states as follows:
The Fund limits its investments in bonds that are rated below investment grade by S&P and/or Moody’s (sometimes called “high yield bonds” or “junk bonds”) to no more than 5% of the Fund’s assets at the time of purchase.
and, effective on or about December 31, 2019, add the following:
Under normal market conditions, the Fund limits its investments in bonds that are rated below investment grade by S&P and/or Moody’s (sometimes called “high yield bonds” or “junk bonds”) to no more than 5% of the Fund’s assets.